AMENDMENT
TO
AMENDED AND RESTATED
SHAREHOLDER AGREEMENT
OF
MNA ADVISORS, INC.
A New York Corporation

This Second Amendment (this “Amendment”) to the Amended and Restated Shareholder Agreement of MNA Advisors, Inc., a New York corporation (the “Company”), is entered into as of December 1, 2013 (the “Effective Date”), by and among the undersigned Shareholders of the Company.
RECITALS
WHEREAS, the Shareholders entered into the Amended and Restated Shareholder Agreement dated November 23, 2011 and the First Amendment to Amended and Restated Shareholder Agreement effective November 23, 2011 (together, the “Shareholder Agreement”);
WHEREAS, the Shareholders wish to further amend the Shareholder Agreement to modify the repurchase option with respect to Unvested Shares;
WHEREAS, the Shareholders are parties to that certain Amended and Restated Operating Agreement of Manning & Napier Capital Company, L.L.C. dated November 23, 2011, which agreement shall be amended on even date herewith;
WHEREAS, pursuant to Section 22.2 of the Shareholder Agreement, the Shareholder Agreement may be amended by a written consent signed by Manning and Shareholders owning more than 50% of the Outstanding Shares (excluding the Outstanding Shares owned by Manning as of November 23, 2011); and
NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the undersigned Shareholders agree as follows:
1.     Definitions.    Any capitalized term used, but not defined, in this Amendment shall have its respective meaning as set forth in the Shareholder Agreement.
2.     Amendments. From and after the Effective Date:
(a) Section 6.4.4 shall be amended and restated in its entirety to read as follows:
“Notwithstanding any provision of this Agreement to the contrary, if the PIC determines in its review of the 2014 performance of the Shareholders that certain Shares shall remain Unvested Performance Shares, then such Shares are subject to purchase by the Company pursuant to Article 8 below.”
(b) Article 8 shall be amended and restated in its entirety to read as follows:
“ARTICLE 8. COMPANY OPTION TO PURCHASE UNVESTED SHARES OWNED BY AN EMPLOYEE UPON CERTAIN EVENTS
8.1.    Company Purchase Option. In compliance with Section 6.4.4, the Company shall have the option to purchase all or a portion of the Unvested Shares (the “DDR Shares”) owned by each Employee (each a “DDR Selling Shareholder”) (a) on or after February 21, 2015 or (b) earlier, on the date the DDR Selling Shareholder’s employment is terminated for any reason other than death or Disability. The Company may exercise its option with respect to the DDR Shares by written notice given to the DDR Selling Shareholder or to his Personal Representative. The Company will pay the purchase price set forth in Section 8.2 to the DDR Selling Shareholder or to his Personal Representative upon the payment terms set forth in Section 8.3.
8.2.    Purchase Price. The purchase price for the DDR Shares will be the lesser of (i) the cost for such shares and (ii) the fair market value of such shares, as determined in the sole discretion of the Board.
8.3.    Terms of Payment. The Company will pay the purchase price for the DDR Shares to the DDR Selling Shareholder (i) in cash at the closing or (ii) over 12 payments, on each of the next 12 Payment Dates, beginning on the next Payment Date after the closing of the sale. In addition, if the Company elects to pay based on (ii) above, each such payment will include an amount of interest equal to the Stated Rate (prorated for the time the unpaid purchase amount remains unpaid) on the unpaid purchase price. Any sale contemplated by this Section 8.3 shall be pursuant to a purchase agreement reasonably satisfactory to the parties.
8.4.    The Closing. The closing with respect to any purchase and sale of Shares pursuant to this Article 8 shall be in accordance with Article 14.”
3.    Miscellaneous Provisions
(a)    This Amendment shall constitute and evidence the unanimous written consent of the undersigned Shareholders to this Amendment within the meaning of Section 22.2 of the Shareholder Agreement.
(b)     Except as expressly amended hereby, the terms and conditions of the Shareholder Agreement are hereby ratified and confirmed, and shall continue in full force and effect. In the event of any conflict or inconsistency between the terms set forth herein and the terms of the Shareholder Agreement, the terms contained in this Amendment shall control.
(c)    This Amendment shall be governed by, and construed in accordance with, the laws and decisions of the State of New York, without regard to conflict of law rules applied in such State.
(d)     This Amendment constitutes the entire understanding among the parties hereto. No waiver or modification of the provisions of this Amendment shall be valid unless it is in writing and executed pursuant to Section 22.2 of the Shareholder Agreement and then, only to the extent therein set forth.
(e)    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement binding on the Shareholders. For purposes of this Amendment, any signature hereto transmitted by facsimile or e-mail (in PDF format) shall be considered to have the same legal and binding effect as any original signature hereto.
[THE NEXT PAGE IS THE SIGNATURE PAGE.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

SHAREHOLDERS:

_/s/ William Manning____________
WILLIAM MANNING

    /s/ Ajay Sadarangani
AJAY SADARANGANI

/s/ Antony Desorbo
ANTONY DESORBO

_/s/ B. Reuben Auspitz___________
B. REUBEN AUSPITZ

_/s/ Beth H. Galusha_____________
BETH H. GALUSHA

_/s/ Brian Gambill_______________
BRIAN GAMBILL

_/s/ Brian Lester________________
BRIAN LESTER

_/s/ Charles H. Stamey___________
CHARLES H. STAMEY

_/s/ Christian Andreach__________
CHRISTIAN ANDREACH

_/s/ Christopher Cummings_______
CHRISTOPHER CUMMINGS

_/s/ Christopher F. Petrosino_______
CHRISTOPHER F. PETROSINO

_/s/ Christopher Long____________
CHRISTOPHER LONG

_/s/ Christine M. Glavin__________
CHRISTINE M. GLAVIN

_/s/ David C. Roewer____________
DAVID C. ROEWER

_/s/ Eric Daniels________________
ERIC DANIELS

_/s/ Gary Henderson_____________
GARY HENDERSON

_/s/ George J. Nobilski___________
GEORGE J. NOBILSKI

_/s/ Jack W. Bauer______________
JACK W. BAUER

_/s/ James T. Herbst_____________
JAMES T. HERBST

_/s/ Jason Lisiak________________
JASON LISIAK

_/s/ Jay Welles_________________
JAY WELLES

_/s/ Jeffrey A. Herrmann_________
JEFFREY A. HERRMANN

_/s/ Jeffrey M. Tyburski__________
JEFFREY M. TYBURSKI

_/s/ Jeffrey S. Coons____________
JEFFREY S. COONS

_/s/ Jeffrey W. Donlon___________
JEFFREY W. DONLON

_/s/ Jodi L. Hedberg______________
JODI L. HEDBERG

_/s/ Kathryn Maurer______________
KATHRYN MAURER

_/s/ Keith Harwood______________
KEITH HARWOOD

_/s/ Kristin Castner_______________
KRISTIN CASTNER

_/s/ Marc D. Tommasi____________
MARC D. TOMMASI

_/s/ Mark Macpherson_____________
MARK MACPHERSON

_/s/ Michael J. Magiera____________

MICHAEL J. MAGIERA

_/s/ Michael Platania______________
MICHAEL PLATANIA

_/s/ Michele R. McGinn___________
MICHELE R. MCGINN

_/s/ Michele T. Mosca____________
MICHELE T. MOSCA

_/s/ Otto Odendahl_______________
OTTO ODENDAHL

_/s/ Patrick Cunningham___________
PATRICK CUNNINGHAM

_/s/ Paul R. Smith____________
PAUL R. SMITH

_/s/ Richard B. Yates_____________
RICHARD B. YATES

_/s/ Robert Conrad__________
ROBERT CONRAD

_/s/ Robert Pickels_______________
ROBERT PICKELS

_/s/ Sammy Azzouz______________
SAMMY AZZOUZ

_/s/ Scott Pilchard________________

SCOTT PILCHARD

_/s/ Sean J. Yarton_______________
SEAN J. YARTON

_/s/ Timothy Willis_______________
TIMOTHY WILLIS

_/s/ Virge Trotter________________
VIRGE TROTTER